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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 12, 2002



                                 CYBERCARE, INC.
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             (Exact name of registrant as specified in its charter)



          FLORIDA                      0-20356                   65-0158479
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(State or other jurisdiction     (Commission File Number)     (IRS Employer ID
      of incorporation)                                            Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000

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Item 5.  Other Events

On June 12, 2002, the Registrant provided an open letter from the President and CEO to the Registrant's shareholders.

Attached as Exhibit 99.1, is a copy of a press release that contains the letter from the President and CEO.

Item 7 Financial Statements and Exhibits

(a)   Exhibit

         EXHIBIT NUMBER                            DESCRIPTION

             99.1              Registrant's Press Release dated June 12, 2002



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: June 13, 2002                   By: /s/ ARTHUR P. KOBRIN
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                                          Arthur P. Kobrin
                                          Treasurer